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                                                                   Exhibit 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

               As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-73624 and 33-51314, and Form S-3, File No. 33-47894.


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Salt Lake City, Utah
   November 19, 1997